                                                                    EXHIBIT 4.7

                            CONSENT AND CONFIRMATION


         CONSENT AND CONFIRMATION, dated as of July 2, 1998 (this "Consent and Confirmation"), with respect to the Third Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Tesoro Petroleum Corporation, the Lenders parties thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, The First National Bank of Chicago, as Co-Administrative Agent and as General Administrative Agent, Paribas, as Co-Administrative Agent and as Collateral Agent and The Bank of Nova Scotia, as Documentation Agent. Terms defined in the Credit Agreement and the Guarantee and Collateral Agreement (as defined below) shall be used herein as therein defined.



                              W I T N E S S E T H :



         WHEREAS, the Credit Agreement amends and restates in its entirety the Second Amended and Restated Credit Agreement, dated as of May 29, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Credit Agreement"), among Tesoro Petroleum Corporation, the Lenders parties thereto, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as administrative agent and the other agents named therein;

         WHEREAS, pursuant to the Existing Credit Agreement, (a) the Borrower and each of the undersigned Subsidiaries of the Borrower (the Borrower and such Subsidiaries, collectively, the "Grantors") executed and delivered the Guarantee and Collateral Agreement, dated as of May 29, 1998 (the "Guarantee and Collateral Agreement"), among the Grantors, Paribas, as collateral agent and Lehman Commercial Paper Inc., as administrative agent and (b) certain of the Grantors executed and delivered other Security Documents; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that each of the Grantors consent to the amendment and restatement of the Existing Credit Agreement and provide the other agreements, confirmations and acknowledgements provided herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Each of the Grantors hereby (a) confirms receipt of the Credit Agreement and the Loan Documents, (b) irrevocably consents to the execution and delivery thereof by the parties thereto and (c) irrevocably agrees that the obligations of such Grantor under the Guarantee and Collateral Agreement and the other Security Documents shall remain in full force and effect upon the effectiveness of the Credit Agreement and the Loan Documents.



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                                                                               2


         2. All references in the Guarantee and Collateral Agreement and the other Security Documents to the "Credit Agreement", any "Loan Documents", any "Lenders" or any "Agent" shall be deemed to be references to the Credit Agreement, the Loan Documents, the Lenders and the relevant Agent after giving effect to the amendment and restatement effected by the Credit Agreement, except that The First National Bank of Chicago, as General Administrative Agent under the Credit Agreement, hereby assumes, effective upon the effectiveness of the Credit Agreement, the rights and obligations under the Guarantee and Collateral Agreement of Lehman Commercial Paper Inc., as administrative agent thereunder, and Lehman Commercial Paper Inc. hereby resigns in such capacity. All references in the Security Documents to the "Administrative Agent" shall be deemed to be references to the General Administrative Agent.

         3. Each of the Grantors hereby confirms that the representations and warranties made by it in any Security Document are true and correct in all material respects on the date hereof, and the information with respect to such Grantor set forth in any Security Document or schedule or exhibit thereto is true, correct and complete in all material respects on the date hereof.

         4. Subsection 4.8(a) of the Guarantee and Collateral Agent is amended to read as follows: "No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent, except for Receivables in an amount not in excess of $5,000,000 in the aggregate; provided that (i) the applicable Grantor shall deliver to the Collateral Agent any Instrument or Chattel Paper evidencing any Receivable in an amount greater than $1,000,000 and (ii) during the existence of an Event of Default, the Grantors shall deliver to the Collateral Agent, promptly upon its request, all Instruments and Chattel Paper evidencing any Receivable."

         5. This Consent and Confirmation may be executed by one or more of the parties to this Consent and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent and Confirmation by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Consent and Confirmation signed by all the parties shall be lodged with the Borrower and the General Administrative Agent.

         6. The provisions of subsections 10.12, 10.13 and 10.17 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.

         7. THIS CONSENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



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         IN WITNESS WHEREOF, each of the undersigned has caused this Consent and
Confirmation to be duly executed and delivered as of the date first above written.


                                             LEHMAN COMMERCIAL PAPER INC.,
                                             as Administrative Agent under the
                                             Existing Credit Agreement and the
                                             Guarantee and Collateral Agreement


                                             By: /s/ WILLIAM J. GALLAGHER
                                                --------------------------------
                                                Title:


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as General Administrative Agent


                                             By:   /s/ DIXON SCHULTZ
                                                --------------------------------
                                                Title: Vice President

                                             TESORO PETROLEUM CORPORATION


                                             By:   /s/ G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             SUBSIDIARIES OF THE BORROWER:

                                             TESORO PETROLEUM COMPANIES, INC.


                                             By:   /s/ G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             DIGICOMP INC.

                                             By:   /s/ G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO ALASKA PETROLEUM COMPANY


                                             By:   /s/ G.A. WRIGHT
                                                --------------------------------
                                                Title:

                                             INTERIOR FUELS COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             KENAI PIPE LINE COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO ALASKA PIPELINE COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO NORTHSTORE COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO REFINING, MARKETING & SUPPLY
                                               COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO VOSTOK COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO EXPLORATION AND PRODUCTION
                                               COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:



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                                             TESORO E&P COMPANY, L.P.
                                             By: Tesoro Exploration and
                                                  Production Company, its
                                                  General Partner


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO NATURAL GAS COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO PIPELINE COMPANY, L.P.
                                             By: Tesoro Natural Gas Company,
                                                   its General Partner

                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO BOLIVIA PETROLEUM COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO MARINE SERVICES HOLDING
                                               COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO LATIN AMERICA COMPANY


                                             By:      /s/ G. A. WRIGHT
                                                --------------------------------
                                                Title:

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                                             TESORO MARINE SERVICES, INC.


                                             By:  /s/  G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO HAWAII CORPORATION


                                             By:  /s/  G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO SOUTH PACIFIC PETROLEUM
                                               COMPANY


                                             By:  /s/  G.A. WRIGHT
                                                --------------------------------
                                                Title:


                                             TESORO FINANCIAL SERVICES HOLDING
                                               COMPANY


                                             By:  /s/ JEFFREY B. FABIAN
                                                --------------------------------
                                                Title: President

                                             VICTORY FINANCE COMPANY


                                             By:  /s/  DAVID W. DUPERT
                                                --------------------------------
                                                Title: President


                                             TESORO GAS RESOURCES COMPANY, INC.


                                             By:  /s/  JEFFREY B. FABIAN
                                                --------------------------------
                                                Title: President